EXHIBIT 6.2


               RECEIPT OF ASSIGNMENT OF PROPERTY FOR KENDRA #1-8
                CLAIMS FROM THE BUREAU OF LAND MANAGEMENT DATED
                               FEBRUARY 28, 2003





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                    United States Department of the Interior

                            BUREAU OF LAND MANAGEMENT
                             New Mexico State Office
                                 1474 Rodeo Road
                                 P.O. Box 27115
                         Santa Fe, New Mexico 87502-0115

IN REPLY REFER TO:
NMMC 169589 - 169596
3833(93000-itv)

                                   FEB 28 2003

Ms. Sarah Cabianca
Brinx Resources LTD.
4519 Woodgreen Dr.
West Vancouver, BC  V7S 2T8
Canada

Dear Ms. Cabianca:

On February 14, 2003, we received Assignment of Property for Kendra #1-8 serialized NMMC 169589 - NMMC 169596. The assignment will be noted and the document has been part of the case file.

Additional information may be obtained by calling me at (505) 438-7603.

                                            Sincerely,

                                            /s/ Ida T. Viarreal

                                            Ida T. Viarreal
                                            Solid Mineral Adjudication

Cc:
Leroy Halterman
820 Piedra Vista NE
Albuquerque, NM  87123